OCTOBER 31, 1996


SECURITIES AND EXCHANGE COMMISSION
450 FIFTH STREET, N.W.
WASHINGTON, D.C.

RE:RULE 24F-2 NOTICE FILED WITH RESPECT TO THE DESCRIBED SERIES OF THE
   NUVEEN TAX-EXEMPT UNIT TRUST
   -------------------------------------------------------------------

DEAR SIR OR MADAM:

I AM COUNSEL TO JOHN NUVEEN & CO. INCORPORATED, SPONSOR OF THE VARIOUS SERIES OF THE NUVEEN TAX-EXEMPT UNIT TRUST, AND HAVE ADVISED IT IN CONNECTION WITH ITS FILING FOR THE SERIES LISTED BELOW OF THE NOTICES REQUIRED BY RULE 24F-2 FOR THE PERIOD ENDED SEPTEMBER 30, 1996, WHICH BY THEIR TERMS UNDER THE RULE MAKE DEFINITE THE REGISTRATION OF UNITS OF INTEREST IN EACH SUCH SERIES. I AM FAMILIAR WITH THE REGISTRATION STATEMENT OF EACH SERIES FILED ON FORM S-6 AND ALL AMENDMENTS THERETO, AND WITH THE PROCEDURES TAKEN AND PROPOSED TO BE TAKEN BY EACH SERIES WITH RESPECT TO THE AUTHORIZATION, ISSUANCE AND SALE OF THE UNITS.

RULE 24F-2 NOTICES ARE BEING FILED CONCURRENTLY HEREWITH FOR THE
FOLLOWING SERIES:

NAME                                                 SEC FILE NO.
----                                                 ------------


NUVEEN TAX-EXEMPT UNIT TRUST Series
-----------------------------------
Series  699                                           33-49987
Series  749                                           33-54715
Series  800                                           33-58475
Series  805                                           33-59079
Series  816                                           33-61071
Series  819                                           33-61567
Series  821                                           33-61963
Series  822                                           33-62093
Series  823                                           33-62325
Series  824                                           33-62435
Series  825                                           33-62571
Series  826                                           33-62599
Series  827                                           33-62615
Series  828                                           33-62675
Series  829                                           33-62683
Series  830                                           33-59265
Series  831                                           33-63075
Series  832                                           33-63245
Series  833                                           33-63365
Series  834                                           33-63427
Series  835                                           33-63601
Series  836                                           33-63633
Series  837                                           33-63889
Series  838                                           33-64005
Series  839                                           33-64011
Series  840                                           33-64027
Series  841                                           33-64067
Series  842                                           33-64443
Series  843                                           33-64485
Series  844                                           33-64893
Series  845                                           33-64919
Series  846                                           333-00013
Series  847                                           333-00089
Series  848                                           333-00181
Series  849                                           333-00423
Series  850                                           333-00455
Series  851                                           333-01057
Series  852                                           333-01117
Series  853                                           333-01201
Series  854                                           333-01367
Series  855                                           333-01701
Series  856                                           333-01729
Series  857                                           333-01825
Series  858                                           333-01963
Series  859                                           333-02117
Series  860                                           333-02243
Series  861                                           333-02429
Series  862                                           333-02541
Series  863                                           333-02603
Series  864                                           333-02707
Series  865                                           333-02855
Series  866                                           333-03069
Series  867                                           333-03239
Series  868                                           333-03371
Series  869                                           333-03659
Series  870                                           333-03939
Series  871                                           333-04447
Series  872                                           333-04669
Series  873                                           333-04861
Series  874                                           333-05321
Series  875                                           333-05993
Series  876                                           333-06263

      PAGE 2
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Series  877                                           333-06829
Series  878                                           333-07079
Series  879                                           333-07379
Series  880                                           333-07933
Series  881                                           333-08111
Series  882                                           333-08247
Series  883                                           333-08411
Series  884                                           333-08771
Series  885                                           333-08897
Series  886                                           333-09127
Series  887                                           333-09689
Series  888                                           333-09749
Series  889                                           333-10301
Series  890                                           333-10601
Series  891                                           333-10691
Series  892                                           333-10849

BASED UPON AN EXAMINATION AND MY KNOWLEDGE OF THE ACTIVITIES OF EACH OF THE ABOVE LISTED SERIES, IT IS MY OPINION THAT THE UNITS THEREOF WERE LEGALLY ISSUED, FULLY PAID AND NON-ASSESSABLE.

I CONSENT TO THE FILING OF THIS OPINION IN CONNECTION WITH THE RULE 24F-2 NOTICE FOR EACH SUCH SERIES FOR THE PERIOD ENDED SEPTEMBER 30, 1996.


VERY TRULY YOURS,

JOHN NUVEEN & CO. INCORPORATED

/S/JAMES J. WESOLOWSKI

JAMES J. WESOLOWSKI
GENERAL COUNSEL